SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 4, 2009

Education Management LLC

(Exact name of registrant as specified in its charter)

Delaware	333-137605	20-4506022
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Education Management Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (412) 562-0900

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 2.02. —Results of Operations and Financial Condition.

On November 4, 2009, Education Management Corporation issued a press release announcing its financial results for the quarter ended September 30, 2009.  A copy of the November 4, 2009 press release is attached hereto as an exhibit and incorporated herein by reference.

The information included this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 – Financial Statements and Exhibits

(a)	None.

(b)	None.

(c)	None.

(d)	Exhibits
Exhibit 99.1 Press release dated November 4, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT LLC
EDUCATION MANAGEMENT CORPPORATION

By:	/s/ Edward H. West
President and Chief Financial Officer

Dated:  November 4, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 4, 2009